UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2015 (December 19, 2014)

Global Cash Access Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

7250 S. Tenaya Way, Suite 100
Las Vegas, Nevada	89113
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A (“Form 8-K/A”) amends and supplements the Current Report on Form 8-K of Global Cash Access Holdings, Inc. (“GCA” or the “Company”) filed with the Securities and Exchange Commission (“SEC”) on December 22, 2014 (the “Original Form 8-K”) disclosing, among other things, the Company’s acquisition of Multimedia Games Holding Company, Inc. (“Multimedia Games”) on December 19, 2014 (the “Merger”).  This Form 8-K/A includes the historical audited financial information of Multimedia Games and the unaudited pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

The audited consolidated balance sheets of Multimedia Games as of September 30, 2014 and 2013, and the related consolidated statements of operations and other comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended September 30, 2014, including the notes thereto, Schedule II, and the related reports of BDO USA, LLP, independent registered public accounting firm, which were included in Multimedia Games’ Annual Report on Form 10-K filed with the SEC on November 12, 2014, are incorporated herein by reference as Exhibit 99.1 to this Form 8-K/A.

(b)  Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2014, the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013, and the accompanying notes, are attached as Exhibit 99.2 to this Form 8-K/A.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of BDO US LLP.

99.1

Audited consolidated balance sheets of Multimedia Games as of September 30, 2014 and 2013, and the related consolidated statements of operations and other comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended September 30, 2014, including the notes thereto and Schedule II (incorporated herein by reference to Multimedia Games’ Annual Report on Form 10-K for the year ended September 30, 2014, filed with the SEC on November 12, 2014).

99.2

Unaudited pro forma condensed combined balance sheet as of September 30, 2014, unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013 and accompanying notes.

Forward-Looking Statements

This Form 8-K/A, with respect to the pro forma financial information and notes thereto (and related assumptions and allocations) included as Exhibit 99.2 that reflect the Company’s financial condition and results of operations on a pro forma basis giving effect to its acquisition of Multimedia Games, contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “project,” “assume,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could,” “potential,” “opportunity,” or similar terminology.  These statements are based upon management’s current expectations, assumptions and estimates, including the estimates and assumptions related to the preparation of the pro forma financial information contained herein (including the preliminary purchase price allocation based on the estimated fair values of the assets acquired and liabilities assumed of Multimedia Games as of the date of acquisition), and are not guarantees of timing, future results or performance. Actual results may differ materially from those contemplated in the forward-looking statements due to a variety of risks and uncertainties and other factors, including adjustments to the fair values of the assets and liabilities of Multimedia Games once the related valuations have been finalized.

Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in the Company’s filings with the SEC, including the Company’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 4, 2014 (including under the heading “Risk Factors”) and other reports filed with the SEC.  Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL CASH ACCESS HOLDINGS, INC.

Date: February 27, 2015

By:	/s/ Randy L. Taylor
Randy L. Taylor
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of BDO US LLP.

99.1

Audited consolidated balance sheets of Multimedia Games as of September 30, 2014 and 2013, and the related consolidated statements of operations and other comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended September 30, 2014, including the notes thereto and Schedule II (incorporated herein by reference to Multimedia Games’ Annual Report on Form 10-K for the year ended September 30, 2014, filed with the SEC on November 12, 2014).

99.2

Unaudited pro forma condensed combined balance sheet as of September 30, 2014, unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013 and accompanying notes.